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[HEWLETT-PACKARD LOGO]

                                                                   Exhibit 10(e)

                             HEWLETT-PACKARD COMPANY
           INCENTIVE STOCK PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)

         THIS AGREEMENT, dated ___________ ("Grant Date") between
HEWLETT-PACKARD COMPANY, a Delaware corporation ("Company"), and
__________("Employee"), is entered into as follows:

                                   WITNESSETH:

     WHEREAS, the Company has established the Hewlett-Packard Company 1990 Incentive Stock Plan ("Plan"), a copy of which can be found on the Stock Options Web Site at: http://hpweb.corp.hp.com/publish/hwp/stock/stok_opt.htm or by written or telephonic request to the Company Secretary, and which Plan made a part hereof; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company ("Committee") has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Employee an option ("Option") to purchase ________ shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1. This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.   The Option price shall be $_______ per share.

3. This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4. This Option may not be exercised before the first anniversary of the date hereof, nor may it be exercised as to more than one-half the number of shares covered herein before the second anniversary hereof. Notwithstanding the foregoing, this Option shall be exercisable in full upon the retirement of the Employee because of age or permanent and total disability, or upon his death.

5. This Option will expire ten (10) years from the date hereof, unless sooner terminated or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before _________.

6. This Option may be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company's Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee.

7. All rights of the Employee in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Employee (except as hereinafter provided) or termination of his employment for any reason other than retirement because of age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee's death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee's right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8. The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9. Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.


                                 HEWLETT-PACKARD COMPANY



                                 By
                                   ------------------------------------------
                                 Lewis E. Platt, Chairman, CEO and President


                                 By
                                   ------------------------------------------
                                 D. Craig Nordlund, Associate General Counsel and Secretary


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